                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 1999


                          SubMicron Systems Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                        0-19507                 13-3607944
         --------                        -------                 ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



            6330 Hedgewood Drive, #150 Allentown, Pennsylvania 18106
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (610) 391-9200

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  As previously reported in the Current Report on Form 8-K dated September 1, 1999, on such date SubMicron Systems Corporation, a Delaware corporation (the "Company"), and three of its direct or indirect subsidiaries, SubMicron Systems, Inc., a Pennsylvania corporation, SubMicron Wet Process Stations, Inc., a California corporation, and SubMicron Systems Holding I, Inc., a California corporation (such subsidiaries, together with the Company, the "SubMicron Companies"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware, Wilmington, Delaware (the "Court"). The filings were in connection with the contemplated sale of substantially all of the assets of the SubMicron Companies to Akrion LLC, a Delaware limited liability company ("Akrion"), under Section 363 of the Bankruptcy Code (the "Section 363 Sale") pursuant to an asset purchase agreement dated August 31, 1999 among the SubMicron Companies and Akrion (the "Purchase Agreement").

                  As part of the voluntary filings, the SubMicron Companies filed a motion for an order granting authority to sell their assets to Akrion pursuant to Section 363 of the Bankruptcy Code, establishing bidding procedures and setting a hearing date on the sale of the assets.

                  On October 15, 1999, the Court entered an order (the "Sale Order") authorizing the Section 363 Sale, a copy of which Sale Order is attached to this Current Report on Form 8-K as Exhibit 99.1. Subsequent to the entry of the Sale Order, on October 15, 1999 the SubMicron Companies and Akrion consummated the Section 363 Sale pursuant to the terms of the Purchase Agreement.

                  A copy of the press release dated October 15, 1999 relating to the entry of the Sale Order by the Court and the consummation of the Section 363 Sale is attached to this Current Report on Form 8-K as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c) Exhibits

         99.1     Order Under 11 U.S.C. Sections 105(a), 363, 365, and
                  1146(c), and Fed.R. Bankr.P. 2002, 6004, 6006, 9014 entered by the Court on October 15, 1999.

         99.2 Press Release of SubMicron Systems Corporation dated October 15, 1999.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 21, 1999               SUBMICRON SYSTEMS CORPORATION




                                        By:  /s/ Robert P. Tetu
                                             -------------------------------
                                             Name:  Robert P. Tetu
                                             Title:  Chief Operating Officer






                                      -3-